UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             AMENDMENT TO CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-5522
                                   ------------


                             AXP SECTOR SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     200 AXP Financial Center, Minneapolis, Minnesota                55474
--------------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     6/30
                         --------------
Date of reporting period:    6/30
                         --------------

Item 1. Reports to Shareholders.

AXP(R)
      Utilities
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   June 30, 2003

AXP Utilities Fund seeks to provide shareholders with a high level of current income. Secondary goals are growth of income and capital.

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(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)
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

Table of Contents

Fund Snapshot                               3

Questions & Answers
  with Portfolio Management                 4

The Fund's Long-term Performance            8

Investments in Securities                   9

Financial Statements                       11

Notes to Financial Statements              14

Independent Auditors' Report               22

Federal Income Tax Information             23

Board Members and Officers                 25

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Fund Snapshot
             AS OF JUNE 30, 2003

PORTFOLIO MANAGER

Portfolio manager                       Larry S. Alberts
Since                                               4/03
Years in industry                                     13

FUND OBJECTIVE

For investors seeking capital appreciation and current income.

Inception dates
A: 8/1/88         B: 3/20/95        C: 6/26/00       Y: 3/20/95

Ticker symbols
A: INUTX          B: IUTBX          C: ACUIX         Y: --

Total net assets                          $1.152 billion

Number of holdings                                    62

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

       STYLE
VALUE  BLEND  GROWTH
  X                    LARGE
  X                    MEDIUM  SIZE
                       SMALL

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Electric utilities 46.1%
Telephone utilities 19.2%
Gas utilities 16.9%
Communications equipment 5.9%
Cash & equivalents 4.8%
Energy 3.7%
Energy equipment 2.8%
Water utilities 0.6%

TOP TEN HOLDINGS

Percentage of portfolio assets

Verizon Communications  (Communications equipment & services)          5.0%
BellSouth (Utilities -- telephone)                                     5.0
Exelon (Utilities -- electric)                                         3.8
Equitable Resources (Utilities -- gas)                                 3.8
Dominion Resources (Utilities -- electric)                             3.7
CenturyTel (Utilities -- telephone)                                    3.6
FPL Group (Utilities -- electric)                                      3.4
BCE (Utilities -- telephone)                                           3.4
Public Service Enterprise Group (Utilities -- electric)                3.2
Constellation Energy Group (Utilities -- electric)                     3.1

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

Because this Fund is a narrowly-focused sector fund, it may exhibit higher volatility than funds with broader investment objectives.

Fund holdings are subject to change.

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3   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers
                WITH PORTFOLIO MANAGEMENT

Effective April 2003, Larry Alberts was named the Fund's co-portfolio manager. In July 2003, he succeeded Bern Fleming, who has retired. Alberts has been working with Bern on the Fund as an analyst for more than seven years. Alberts joined American Express in 1995 and has 13 years of industry experience. On the pages that follow, Alberts discusses the Fund's results for the past fiscal year.

Q:   How did AXP Utilities Fund perform in fiscal year 2003?

A: AXP Utilities Fund fell 2.40% for Class A shares, excluding sales charges, for the 12 months ended June 30, 2003. The Fund underperformed the S&P 500 Index which returned 0.25% for the period and the Lipper Utility Funds Index, representing the Fund's peer group, which returned 1.91%.

Q:   What factors affected performance during the period?

A: The past 12 months were difficult for stock investors. In the first half of the fiscal year equity markets suffered from economic uncertainty and repercussions of corporate malfeasance. Although stocks enjoyed a brief rally in October and November of 2002, prolonged improvement in performance did not begin until mid-March of 2003, immediately preceding military action in Iraq.

     Early in the period, utility stocks were negatively affected by weakness at a number of prominent firms, particularly in the electric and telecommunications sectors. In the final three months of 2002, we finally saw some recovery in utility performance as investors were drawn to extremely attractive valuations. During that period, the portfolio benefited from its holdings of local phone companies, which had been increased earlier in the year.

(bar chart)
                             PERFORMANCE COMPARISON
                        For the year ended June 30, 2003
 2.00%                                                         (bar 3)
                                                               +1.91%
 1.25%

 0.50%                               (bar 2)
                                     +0.25%
-0.25%

-1.00%

-1.75%         (bar 1)
               -2.40%
-2.50%

(bar 1) AXP Utilities Fund Class A (excluding sales charge)
(bar 2) Standard & Poor's 500 Index (unmanaged)
(bar 3) Lipper Utility Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in sales charges and fees.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We believe the recent reduction in dividend tax rates may have a favorable impact on utility stocks. (end callout quote)

Although utilities lagged the broader equity market in the first three months of 2003, strong performance resumed in April and continued through the end of our fiscal period. AXP Utilities Fund took advantage of the improved environment for utility stocks and, during the past six months, nearly recouped the declines of the first half. However, the Fund was unable to keep pace with the strong gains of the index and its peers due to our defensive positioning.

Q:   Can you elaborate further on what happened in April and May?

A: During April and May of 2003, higher risk multi-utility and wireless telecommunications companies drove utility gains. We limited exposure to these stocks because we believe they entail more risk than is appropriate for the Fund. Some of

AVERAGE ANNUAL TOTAL RETURNS

as of June 30, 2003

                         Class A                Class B                  Class C                     Class Y
(Inception dates)       (8/1/88)               (3/20/95)                (6/26/00)                   (3/20/95)
                   NAV(1)     POP(2)     NAV(1)     After CDSC(3)   NAV(1)    After CDSC(4)   NAV(5)     POP(5)
1 year             -2.40%     -8.01%     -3.04%        -6.82%       -3.03%       -3.03%       -2.23%     -2.23%
5 years            -0.78%     -1.94%     -1.52%        -1.67%         N/A          N/A        -0.64%     -0.64%
10 years           +6.47%     +5.84%       N/A           N/A          N/A          N/A          N/A        N/A
Since inception      N/A        N/A      +7.18%        +7.18%       -9.05%       -9.05%       +8.13%     +8.13%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 5.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost. The performance shown for each class of shares will vary due to differences in sales charges and fees. Short term performance may be higher or lower than the figures shown. Visit americanexpress.com for current information.

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5   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers

     the Fund's peers appeared to be more heavily exposed in this area, contributing to the Fund's relative underpeformance.

     Advances in multi-utility stocks stemmed mainly from short-term trading activity. Many of these stocks were undergoing financial restructurings, the success of which often depended on securing bank loans. Short-term traders bet that companies would not obtain loan approvals and shorted the stocks. When the loans were approved, these traders had to buy the stocks to cover their positions, thereby temporarily driving up the stock prices.

     Among wireless telecommunications companies, we have been concerned about the rate of subscriber growth. Although the number of subscribers is still rising, the pace of the increases is declining. We think this, in combination with the advent of cell phone number portability, could have a negative impact on wireless companies. Therefore, we maintained a relatively low exposure that was disadvantageous during their two-month window of outperformance.

     The Fund underperformed its peers and benchmark by a wide margin in April and May, and recovered some ground in June. Overall, the Fund's weakness this past spring dragged down its relative results for the full year.

Q:   What significant changes did you make to the Fund during this period?

A: Early on, we took advantage of price weakness among natural gas utilities and local telephone stocks to increase our positions in both sectors. During the first half of the year, we also modestly trimmed the Fund's position in electric utilities, primarily those that had underperformed.

     Midway through the year, we began to decrease our cash position, which had been higher than normal due to increased market volatility. Using our excess cash, we added some international exposure to the portfolio, primarily Canadian telecommunications companies, as well as very modest holdings outside North America. We also sought opportunities to capture yield among domestic companies.

     We began reducing concentrations in some individual positions. Because a great deal of the risk in the utility sector during the past year was event-driven, we had increased our positions in stocks that we considered less susceptible to such risk. We have now started to reduce those concentrations, adding further diversification to the Fund. We continue to look for opportunities to lower the portfolio's cash and short-term securities positions, with a current goal of keeping about 2% in cash and short-term securities.

--------------------------------------------------------------------------------
6   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Questions & Answers

Q: What current industry conditions are affecting the sector's relative attractiveness as an investment?

A: The industry's widespread financial restructuring that occurred over the past year seems to be subsiding. Although merger and acquisition activity remains virtually non-existent, we have seen some companies showing interest in acquiring selected assets, rather than entire companies.

     We believe the recent reduction in dividend tax rates may have a favorable impact on utility stocks. Many companies, responding to the difficulties of recent years, are deploying "back to basics" strategies that include an emphasis on providing cash to shareholders. Consequently, we have been paying more attention to companies with better dividend payment abilities and the potential for dividend growth opportunities.

     We have positioned the portfolio to benefit from the current imbalance in the supply and demand for natural gas. Though technology improvements have accelerated the pace of natural gas and oil extraction, actual supply has not increased. Long-term supply solutions include drilling in new areas, accessing remote Alaskan and Canadian natural gas resources and expanding use of liquefied natural gas. However, there appears to be no viable short-term solution. Should we have warmer than normal summers or colder than normal winters, supply could be constrained, pushing prices higher. In preparing for this scenario, we have focused on electric companies with lower cost electricity generation from coal or nuclear power, rather than natural gas. If production costs of these companies remain static, any impact from higher natural gas prices should support their bottom line.

     In the telecommunications sector, we remain wary of several issues including wireless number portability and the fact that incumbent providers of local phone services must now give competitors facilities access at discounted rates. Long term, we think wireless companies could provide better performance and that we'll see the declining profit margins level off at the Bell telephone operating companies. We will continue to monitor these situations, which may result in some modifications to our level of holdings in the sector.

     We have focused on high quality companies that are not hampered by extensive competitive or capacity issues. We believe these companies will allow the Fund to serve as an effective complementary holding to a well-rounded portfolio, particularly investors seeking diversification, income opportunities and the potential for attractive long-term return.

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7   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Utilities Fund Class A shares (from 7/1/93 to 6/30/03) as compared to the performance of two widely cited performance indices, Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Utility Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

Past performance is no guarantee of future results. Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Returns do not reflect taxes payable on distributions and redemptions. Also see "Past Performance" in the Fund's current prospectus.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                                    IN AXP UTILITIES FUND

$42,000

$36,000

$30,000
         (dotted line) Standard & Poor's 500 Index(1)
$24,000

$18,000 (solid line) AXP Utilities Fund Class A
        (dashed line) Lipper Utility Funds Index(2)
$12,000

 $6,000

       '93    '94    '95    '96    '97     '98    '99    '00    '01    '02  '03

(solid line) AXP Utilities Fund Class A $17,641
(dotted line) Standard & Poor's 500 Index(1) $26,038
(dashed line) Lipper Utility Funds Index(2) $16,198

(1) S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the S&P 500 companies may be generally larger than those in which the Fund invests.

(2) The Lipper Utility Funds Index, published by Lipper Inc., includes up to 30 of the largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of June 30, 2003
1 year                                                             -8.01%
5 years                                                            -1.94%
10 years                                                           +5.84%

             Results for other share classes can be found on page 5.

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8   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Investments in Securities

AXP Utilities Fund

June 30, 2003
(Percentages represent value of investments compared to net assets)

Common stocks (89.0%)
Issuer                                          Shares              Value(a)

Communications equipment & services (6.1%)
America Movil ADR Cl L                         260,000(c)         $4,875,000
Telus                                          350,000(c)          5,775,000
Verizon Communications                       1,500,000            59,175,000
Total                                                             69,825,000

Energy (3.8%)
EnCana                                         275,000(c)         10,551,750
FirstEnergy                                    850,000            32,682,500
Total                                                             43,234,250

Energy equipment & services (2.9%)
Progress Energy                                750,000            32,925,000

Utilities -- electric (39.7%)
AES                                            150,000(b)            952,500
Allete                                         300,000             7,965,000
Ameren                                          50,000             2,205,000
American Electric Power                      1,150,000            34,304,500
Black Hills                                    250,000             7,675,000
Constellation Energy Group                   1,050,000            36,015,000
Dominion Resources                             675,000            43,382,250
DPL                                            500,000             7,970,000
E.On                                           100,000(c)          5,141,161
Endesa                                         350,000(c)          5,860,028
Entergy                                        675,000            35,626,500
Exelon                                         750,000            44,857,499
FPL Group                                      600,000            40,110,000
Hawaiian Electric Inds                         125,000             5,731,250
MDU Resources Group                            800,000            26,792,000
NSTAR                                           50,000             2,277,500
PPL                                            800,000            34,400,000
Public Service Enterprise Group                900,000            38,025,000
SCANA                                          750,000            25,710,000
Scottish Power                                 800,000(c)          4,805,233
Sempra Energy                                   75,000             2,139,750
Southern Co                                    800,000            24,928,000
Wisconsin Energy                               700,000            20,300,000
Xcel Energy                                     75,000             1,128,000
Total                                                            458,301,171

Utilities -- gas (17.2%)
AGL Resources                                  900,000            22,896,000
El Paso                                        125,000             1,010,000
Enbridge                                       262,600(c)          9,353,853
Energen                                        150,000             4,995,000
Equitable Resources                          1,100,000            44,814,000
KeySpan                                        600,000            21,270,000
Kinder Morgan                                  500,000            27,325,027
New Jersey Resources                           550,000            19,525,000
Peoples Energy                                 115,000             4,932,350
Questar                                        900,000            30,123,000
TransCanada                                    600,000(c)         10,542,000
Williams Companies                             125,000               987,500
Total                                                            197,773,730

Utilities -- telephone (18.8%)
BCE                                          1,725,000(c)         39,864,750
BellSouth                                    2,200,000            58,586,000
CenturyTel                                   1,200,000            41,820,000
Nextel Communications Cl A                     675,000(b)         12,204,000
SBC Communications                           1,350,000            34,492,500
Vodafone Group ADR                           1,500,000(c)         29,475,000
Total                                                            216,442,250

Utilities -- water (0.6%)
Philadelphia Suburban                          300,000             7,314,000

Total common stocks
(Cost: $892,982,663)                                          $1,025,815,401

See accompanying notes to investments in securities.

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9   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Preferred stocks (7.8%)
Issuer                                          Shares              Value(a)

ALLTEL
  7.75% Cv                                     175,000            $8,706,250
Dominion Resources
  9.50% Cv                                     200,000            11,792,000
DTE Energy
  8.75% Cv                                     220,000             5,783,800
Duke Energy
  8.25% Cv                                     400,000             6,344,000
FPL Group
  8.50% Cv                                     200,000            11,926,000
Public Service Enterprise Group
  10.25% Cv                                    150,000             9,075,000
Sempra Energy
  8.50% Cv                                     550,000            15,092,000
TXU
  8.75% Cv                                     650,000            21,515,000

Total preferred stocks
(Cost: $83,103,378)                                              $90,234,050

Short-term securities (4.8%)
Issuer                    Annualized            Amount               Value(a)
                         yield on date        payable at
                          of purchase          maturity
U.S. government agencies (3.3%)
Federal Home Loan Bank Disc Nt
       07-11-03            1.16%           $15,900,000           $15,894,205
Federal Natl Mtge Assn Disc Nts
       07-17-03            1.01             19,700,000            19,690,605
       07-30-03            1.16              3,400,000             3,396,902
Total                                                             38,981,712

Commercial paper (1.5%)
Fairway Finance
       07-15-03            1.25              1,000,000(d)            999,483
UBS Finance (Delaware)
       07-01-03            1.31             15,900,000            15,899,421
Total                                                             16,898,904
Total short-term securities
(Cost: $55,882,392)                                              $55,880,616

Total investments in securities
(Cost: $1,031,968,433)(e)                                     $1,171,930,067

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of June 30, 2003, the value of foreign securities represented 11.0% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At June 30, 2003, the cost of securities for federal income tax purposes was $1,066,159,342 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                    $106,998,517
     Unrealized depreciation                                      (1,227,792)
                                                                  ----------
     Net unrealized appreciation                                $105,770,725
                                                                ------------

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10   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Utilities Fund

June 30, 2003
Assets
Investments in securities, at value (Note 1)*
   (identified cost $1,031,968,433)                                                                      $1,171,930,067
Capital shares receivable                                                                                       144,144
Dividends and accrued interest receivable                                                                     2,003,449
Receivable for investment securities sold                                                                    29,804,978
                                                                                                             ----------
Total assets                                                                                              1,203,882,638
                                                                                                          -------------
Liabilities
Disbursements in excess of cash on demand deposit                                                                42,760
Capital shares payable                                                                                          110,200
Payable for investment securities purchased                                                                  18,828,337
Payable upon return of securities loaned (Note 5)                                                            32,261,700
Accrued investment management services fee                                                                       56,131
Accrued distribution fee                                                                                         45,667
Accrued service fee                                                                                                   6
Accrued transfer agency fee                                                                                      18,341
Accrued administrative services fee                                                                               3,458
Other accrued expenses                                                                                          113,726
                                                                                                                -------
Total liabilities                                                                                            51,480,326
                                                                                                             ----------
Net assets applicable to outstanding capital stock                                                       $1,152,402,312
                                                                                                         ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                 $    1,854,550
Additional paid-in capital                                                                                1,712,663,882
Accumulated net realized gain (loss) (Note 7)                                                              (702,075,721)
Unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       139,959,601
                                                                                                            -----------
Total -- representing net assets applicable to outstanding capital stock                                 $1,152,402,312
                                                                                                         ==============
Net assets applicable to outstanding shares:                 Class A                                     $  794,713,961
                                                             Class B                                     $  346,689,874
                                                             Class C                                     $   10,219,491
                                                             Class Y                                     $      778,986
Net asset value per share of outstanding capital stock:      Class A shares        127,629,800           $         6.23
                                                             Class B shares         56,048,282           $         6.19
                                                             Class C shares          1,651,928           $         6.19
                                                             Class Y shares            124,998           $         6.23
                                                                                       -------           --------------
*Including securities on loan, at value (Note 5)                                                         $   30,567,039
                                                                                                         --------------

See accompanying notes to financial statements.

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11   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Statement of operations
AXP Utilities Fund

Year ended June 30, 2003
Investment income
Income:
Dividends                                                                                                 $  48,852,269
Interest                                                                                                      1,078,502
Fee income from securities lending (Note 5)                                                                     211,121
   Less foreign taxes withheld                                                                                 (389,320)
                                                                                                               --------
Total income                                                                                                 49,752,572
                                                                                                             ----------
Expenses (Note 2):
Investment management services fee                                                                            7,090,687
Distribution fee
   Class A                                                                                                    2,012,636
   Class B                                                                                                    3,790,138
   Class C                                                                                                       97,066
Transfer agency fee                                                                                           2,361,431
Incremental transfer agency fee
   Class A                                                                                                      167,939
   Class B                                                                                                      155,395
   Class C                                                                                                        5,378
Service fee -- Class Y                                                                                              970
Administrative services fees and expenses                                                                       457,055
Compensation of board members                                                                                    16,347
Custodian fees                                                                                                  102,625
Printing and postage                                                                                            342,434
Registration fees                                                                                                61,229
Audit fees                                                                                                       28,500
Other                                                                                                            36,927
                                                                                                                 ------
Total expenses                                                                                               16,726,757
   Earnings credits on cash balances (Note 2)                                                                   (25,179)
                                                                                                                -------
Total net expenses                                                                                           16,701,578
                                                                                                             ----------
Investment income (loss) -- net                                                                              33,050,994
                                                                                                             ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                                          (255,778,759)
   Foreign currency transactions                                                                                (16,904)
                                                                                                                -------
Net realized gain (loss) on investments                                                                    (255,795,663)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies                                       134,082,989
                                                                                                            -----------
Net gain (loss) on investments and foreign currencies                                                      (121,712,674)
                                                                                                           ------------
Net increase (decrease) in net assets resulting from operations                                           $ (88,661,680)
                                                                                                          =============

See accompanying notes to financial statements.

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12   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Statements of changes in net assets
AXP Utilities Fund

Year ended June 30,                                                                   2003                 2002
Operations and distributions
Investment income (loss) -- net                                                  $   33,050,994      $   44,073,869
Net realized gain (loss) on investments                                            (255,795,663)       (442,842,012)
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies               134,082,989        (194,730,688)
                                                                                    -----------        ------------
Net increase (decrease) in net assets resulting from operations                     (88,661,680)       (593,498,831)
                                                                                    -----------        ------------
Distributions to shareholders from:
   Net investment income
     Class A                                                                        (24,817,610)        (32,673,283)
     Class B                                                                         (8,844,495)        (10,703,955)
     Class C                                                                           (233,141)           (202,648)
     Class Y                                                                            (31,086)            (22,630)
   Net realized gain
     Class A                                                                                 --         (51,289,191)
     Class B                                                                                 --         (25,381,681)
     Class C                                                                                 --            (468,673)
     Class Y                                                                                 --             (54,784)
                                                                                    -----------        ------------
Total distributions                                                                 (33,926,332)       (120,796,845)
                                                                                    -----------        ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                           68,968,126         168,355,795
   Class B shares                                                                    28,067,760         119,657,186
   Class C shares                                                                     2,548,576           7,849,984
   Class Y shares                                                                     1,024,781           1,507,136
Reinvestment of distributions at net asset value
   Class A shares                                                                    23,109,938          80,017,785
   Class B shares                                                                     8,531,540          35,215,240
   Class C shares                                                                       225,368             660,286
   Class Y shares                                                                        31,086              77,726
Payments for redemptions
   Class A shares                                                                  (301,656,590)       (390,434,325)
   Class B shares (Note 2)                                                         (180,963,251)       (229,002,186)
   Class C shares (Note 2)                                                           (3,975,283)         (3,929,267)
   Class Y shares                                                                    (1,613,806)         (1,268,351)
                                                                                     ----------          ----------
Increase (decrease) in net assets from capital share transactions                  (355,701,755)       (211,292,991)
                                                                                   ------------        ------------
Total increase (decrease) in net assets                                            (478,289,767)       (925,588,667)
Net assets at beginning of year                                                   1,630,692,079       2,556,280,746
                                                                                  -------------       -------------
Net assets at end of year                                                        $1,152,402,312      $1,630,692,079
                                                                                 ==============      ==============
Undistributed net investment income                                              $           --      $      603,736
                                                                                 --------------      --------------

See accompanying notes to financial statements.

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13   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Notes to Financial Statements

AXP Utilities Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Sector Series, Inc. (formerly AXP Utilities Income Fund, Inc.) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Sector Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designed by the board. The Fund invests primarily in securities of public utilities companies in the utilities industry.

The Fund offers Class A, Class B, Class C and Class Y shares.

o    Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o    Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
14   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividend, interest income and foreign withholding taxes.

--------------------------------------------------------------------------------
15   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $271,602 and accumulated net realized loss has been decreased by $16,901 resulting in a net reclassification adjustment to decrease paid-in capital by $288,503.

The tax character of distributions paid for the years indicated is as follows:

Year ended June 30,                            2003                   2002
Class A
Distributions paid from:
      Ordinary income                      $24,817,610           $32,673,283
      Long-term capital gain                        --            51,289,191
Class B
Distributions paid from:
      Ordinary income                        8,844,495            10,703,955
      Long-term capital gain                        --            25,381,681
Class C
Distributions paid from:
      Ordinary income                          233,141               202,648
      Long-term capital gain                        --               468,673
Class Y
Distributions paid from:
      Ordinary income                           31,086                22,630
      Long-term capital gain                        --                54,784

As of June 30, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                   $          --
Accumulated gain (loss)                                         $(667,884,812)
Unrealized appreciation (depreciation)                          $ 105,768,692

--------------------------------------------------------------------------------
16   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared and paid each calendar quarter, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium and discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.61% to 0.48% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Utility Funds Index. Prior to Dec. 1, 2002, the maximum adjustment was 0.08% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference was less than 1%, the adjustment was zero. On Nov. 13, 2002, shareholders approved modification of the performance incentive adjustment calculation by adjusting the performance difference intervals, changing the maximum adjustment to 0.12% and reducing the amount of the performance difference for which no adjustment is made to 0.50%. The effect of the modifications began on Dec. 1, 2002. The adjustment increased the fee by $23,059 for the year ended June 30, 2003.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.04% to 0.02% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.50

o   Class B $20.50

o   Class C $20.00

o   Class Y $17.50

In addition, there is an annual closed-account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year.

--------------------------------------------------------------------------------
17   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Under terms of a prior agreement that ended April 30, 2003, the Fund paid a transfer agency fee at an annual rate per shareholder account of $19 for Class A, $20 for Class B, $19.50 for Class C and $17 for Class Y.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $700,447 for Class A, $493,718 for Class B and $4,041 for Class C for the year ended June 30, 2003.

During the year ended June 30, 2003, the Fund's custodian and transfer agency fees were reduced by $25,179 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $1,519,998,747 and $1,764,318,220, respectively, for the year ended June 30, 2003. Realized gains and losses are determined on an identified cost basis.

Brokerage clearing fees paid to brokers affiliated with AEFC were $753,855 for the year ended June 30, 2003.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                      Year ended June 30, 2003
                                          Class A        Class B      Class C      Class Y
Sold                                   11,646,523      4,902,456      443,015      178,172
Issued for reinvested distributions     4,021,985      1,492,667       39,327        5,448
Redeemed                              (52,880,381)   (31,563,229)    (697,199)    (280,608)
                                      -----------    -----------     --------     --------
Net increase (decrease)               (37,211,873)   (25,168,106)    (214,857)     (96,988)
                                      -----------    -----------     --------      -------

                                                      Year ended June 30, 2002
                                          Class A        Class B      Class C      Class Y
Sold                                   20,979,795     15,052,485    1,004,892      191,382
Issued for reinvested distributions    10,830,246      4,796,217       90,134       11,054
Redeemed                              (51,591,981)   (30,156,901)    (527,339)    (163,205)
                                      -----------    -----------     --------     --------
Net increase (decrease)               (19,781,940)   (10,308,199)     567,687       39,231
                                      -----------    -----------      -------       ------

5. LENDING OF PORTFOLIO SECURITIES

As of June 30, 2003, securities valued at $30,567,039 were on loan to brokers. For collateral, the Fund received $32,261,700 in cash. Income from securities lending amounted to $211,121 for the year ended June 30, 2003. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

--------------------------------------------------------------------------------
18   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

6. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The agreement went into effect Sept. 24, 2002. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $200 million with U.S. Bank, N.A. The Fund had no borrowings outstanding during the year ended June 30, 2003.

7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $667,884,812 as of June 30, 2003 that will expire in 2010 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

8. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended June 30,                                           2003         2002       2001       2000      1999
Net asset value, beginning of period                                  $6.59       $ 9.23      $9.16      $9.91     $8.98
Income from investment operations:
Net investment income (loss)                                            .18          .19        .14        .19       .21
Net gains (losses) (both realized and unrealized)                      (.36)       (2.36)       .45       (.03)     1.52
Total from investment operations                                       (.18)       (2.17)       .59        .16      1.73
Less distributions:
Dividends from net investment income                                   (.18)        (.18)      (.13)      (.18)     (.21)
Distributions from realized gains                                        --         (.29)      (.39)      (.73)     (.59)
Total distributions                                                    (.18)        (.47)      (.52)      (.91)     (.80)
Net asset value, end of period                                        $6.23       $ 6.59      $9.23      $9.16     $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                                $795       $1,086     $1,704     $1,484    $1,372
Ratio of expenses to average daily net assets(c)                      1.15%        1.06%      1.03%       .99%      .86%
Ratio of net investment income (loss) to average daily net assets     3.02%        2.36%      1.62%      1.97%     2.23%
Portfolio turnover rate (excluding short-term securities)              134%         106%        85%        89%       71%
Total return(e)                                                      (2.40%)     (23.98%)     6.14%      1.68%    20.15%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
19   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended June 30,                                           2003         2002       2001       2000      1999
Net asset value, beginning of period                                  $6.54       $ 9.17      $9.16      $9.91     $8.98
Income from investment operations:
Net investment income (loss)                                            .14          .12        .06        .12       .14
Net gains (losses) (both realized and unrealized)                      (.35)       (2.34)       .45       (.03)     1.52
Total from investment operations                                       (.21)       (2.22)       .51        .09      1.66
Less distributions:
Dividends from net investment income                                   (.14)        (.12)      (.11)      (.11)     (.14)
Distributions from realized gains                                        --         (.29)      (.39)      (.73)     (.59)
Total distributions                                                    (.14)        (.41)      (.50)      (.84)     (.73)
Net asset value, end of period                                        $6.19       $ 6.54      $9.17      $9.16     $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                                $347         $531       $839       $646      $460
Ratio of expenses to average daily net assets(c)                      1.92%        1.83%      1.80%      1.75%     1.63%
Ratio of net investment income (loss) to average daily net assets     2.25%        1.59%       .86%      1.21%     1.45%
Portfolio turnover rate (excluding short-term securities)              134%         106%        85%        89%       71%
Total return(e)                                                      (3.04%)     (24.65%)     5.27%       .97%    19.29%

Class C
Per share income and capital changes(a)
Fiscal period ended June 30,                                           2003         2002       2001       2000(b)
Net asset value, beginning of period                                  $6.54       $ 9.17      $9.16      $9.37
Income from investment operations:
Net investment income (loss)                                            .14          .12        .06         --
Net gains (losses) (both realized and unrealized)                      (.35)       (2.34)       .45       (.21)
Total from investment operations                                       (.21)       (2.22)       .51       (.21)
Less distributions:
Dividends from net investment income                                   (.14)        (.12)      (.11)        --
Distributions from realized gains                                        --         (.29)      (.39)        --
Total distributions                                                    (.14)        (.41)      (.50)        --
Net asset value, end of period                                        $6.19       $ 6.54      $9.17      $9.16

Ratios/supplemental data
Net assets, end of period (in millions)                                 $10          $12        $12        $--
Ratio of expenses to average daily net assets(c)                      1.93%        1.84%      1.80%      1.75%(d)
Ratio of net investment income (loss) to average daily net assets     2.23%        1.63%       .88%      1.21%(d)
Portfolio turnover rate (excluding short-term securities)              134%         106%        85%        89%
Total return(e)                                                      (3.03%)     (24.64%)     5.27%     (2.35%)(f)

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
20   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended June 30,                                           2003         2002       2001       2000      1999
Net asset value, beginning of period                                  $6.59       $ 9.24      $9.16      $9.91     $8.98
Income from investment operations:
Net investment income (loss)                                            .19          .20        .15        .20       .22
Net gains (losses) (both realized and unrealized)                      (.36)       (2.36)       .45       (.02)     1.52
Total from investment operations                                       (.17)       (2.16)       .60        .18      1.74
Less distributions:
Dividends from net investment income                                   (.19)        (.20)      (.13)      (.20)     (.22)
Distributions from realized gains                                        --         (.29)      (.39)      (.73)     (.59)
Total distributions                                                    (.19)        (.49)      (.52)      (.93)     (.81)
Net asset value, end of period                                        $6.23       $ 6.59      $9.24      $9.16     $9.91

Ratios/supplemental data
Net assets, end of period (in millions)                                  $1           $1         $2         $1       $--
Ratio of expenses to average daily net assets(c)                       .98%         .90%       .88%       .83%      .79%
Ratio of net investment income (loss) to average daily net assets     3.13%        2.54%      1.79%      2.14%     2.18%
Portfolio turnover rate (excluding short-term securities)              134%         106%        85%        89%       71%
Total return(e)                                                      (2.23%)     (23.92%)     6.29%      1.88%    20.25%

Notes to financial highlights

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
21   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS

AXP SECTOR SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Utilities Fund (a series of AXP Sector Series, Inc.) as of June 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended June 30, 2003, and the financial highlights for each of the years in the five-year period ended June 30, 2003. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Utilities Fund as of June 30, 2003, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

August 8, 2003

--------------------------------------------------------------------------------
22   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Federal Income Tax Information
                            (UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Utilities Fund
Fiscal year ended June 30, 2003

Class A
Income distributions -- taxable as dividend income:

  Qualified Dividend Income for individuals (effective for
  distributions made after Jan. 1, 2003)                               100%
  Dividends Received Deduction for corporations                        100%

Payable date                                                      Per share
Sept. 20, 2002                                                     $0.04895
Dec. 20, 2002                                                       0.03366
March 21, 2003                                                      0.05115
June 20, 2003                                                       0.05071
Total distributions                                                $0.18447

Class B
Income distributions -- taxable as dividend income:

  Qualified Dividend Income for individuals (effective for
  distributions made after Jan. 1, 2003)                               100%
  Dividends Received Deduction for corporations                        100%

Payable date                                                      Per share
Sept. 20, 2002                                                     $0.03683
Dec. 20, 2002                                                       0.02277
March 21, 2003                                                      0.03995
June 20, 2003                                                       0.03939
Total distributions                                                $0.13894

Class C
Income distributions -- taxable as dividend income:

  Qualified Dividend Income for individuals (effective for
  distributions made after Jan. 1, 2003)                               100%
  Dividends Received Deduction for corporations                        100%

Payable date                                                      Per share
Sept. 20, 2002                                                     $0.03718
Dec. 20, 2002                                                       0.02289
March 21, 2003                                                      0.04008
June 20, 2003                                                       0.03940
Total distributions                                                $0.13955

--------------------------------------------------------------------------------
23   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Class Y
Income distributions -- taxable as dividend income:

  Qualified Dividend Income for individuals (effective for
  distributions made after Jan. 1, 2003)                               100%
  Dividends Received Deduction for corporations                        100%

Payable date                                                      Per share
Sept. 20, 2002                                                     $0.05169
Dec. 20, 2002                                                       0.03616
March 21, 2003                                                      0.05360
June 20, 2003                                                       0.05329
Total distributions                                                $0.19474

--------------------------------------------------------------------------------
24   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 83 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Board member since 1999        Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Age 68                                                                to boards). Former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Philip J. Carroll, Jr.                 Board member since 2002        Retired Chairman and CEO,   Scottish Power PLC, Vulcan
901 S. Marquette Ave.                                                 Fluor Corporation           Materials Company, Inc.
Minneapolis, MN 55402                                                 (engineering and            (construction
Age 65                                                                construction) since 1998    materials/chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired Chair of the        Cargill, Incorporated
30 Seventh Street East                                                Board and Chief Executive   (commodity merchants and
Suite 3050                                                            Officer, Minnesota Mining   processors), General
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Mills, Inc. (consumer
Age 69                                                                                            foods), Vulcan Materials
                                                                                                  Company (construction
                                                                                                  materials/ chemicals),
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals),
                                                                                                  and Nexia Biotechnologies,
                                                                                                  Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter*                       Board member since 1994        Retired President and
901 S. Marquette Ave.                                                 Chief Operating Officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Age 74                                                                (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and Consultant
901 S. Marquette Ave.
Minneapolis, MN 55402
Age 68
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.**                Board member since 2002        Retired President and       Valmont Industries, Inc.
901 S. Marquette Ave.                                                 Professor of Economics,     (manufactures irrigation
Minneapolis, MN 55402                                                 Carleton College            systems)
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan G. Quasha                         Board member since 2002        President, Quadrant         Compagnie Financiere
901 S. Marquette Ave.                                                 Management, Inc.            Richemont AG (luxury
Minneapolis, MN 55402                                                 (management of private      goods), Harken Energy
Age 53                                                                equities)                   Corporation (oil and gas
                                                                                                  exploration) and
                                                                                                  SIRIT Inc. (radio
                                                                                                  frequency identification
                                                                                                  technology)
-------------------------------------- ------------------------------ --------------------------- ----------------------------

  * Interested person of AXP Partners International Aggressive Growth Fund and AXP Partners Aggressive Growth Fund by reason of being a security holder of J P Morgan Chase & Co., which has a 45% interest in American Century Companies, Inc., the parent company of the subadviser of two of the AXP Partners Funds, American Century Investment Management, Inc.

 ** Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Liberty Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
25   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

Independent Board Members (continued)

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (biopharmaceuticals)
Cody, WY 82414
Age 71
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alison Taunton-Rigby                   Board member since 2002        President, Forester
901 S. Marquette Ave.                                                 Biotech since 2000.
Minneapolis, MN 55402                                                 Former President and CEO,
Age 59                                                                Aquila
                                                                      Biopharmaceuticals, Inc.
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with AEFC***

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Barbara H. Fraser                      Board member since 2002        Executive Vice President
1546 AXP Financial Center                                             - AEFA Products and
Minneapolis, MN 55474                                                 Corporate Marketing of
Age 53                                                                AEFC since 2002.
                                                                      President - Travelers
                                                                      Check Group, American
                                                                      Express Company,
                                                                      2001-2002.  Management
                                                                      Consultant, Reuters,
                                                                      2000-2001. Managing
                                                                      Director - International
                                                                      Investments, Citibank
                                                                      Global, 1999-2000.
                                                                      Chairman and CEO,
                                                                      Citicorp Investment
                                                                      Services and
                                                                      Citigroup Insurance
                                                                      Group, U.S., 1998-1999
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Board member since 2002,       Senior Vice President -
50238 AXP Financial Center             Vice President since 2002      Institutional Group of
Minneapolis, MN 55474                                                 AEFC
Age 54
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior Vice President -
53600 AXP Financial Center             Vice President since 2002      Chief Investment Officer
Minneapolis, MN 55474                                                 of AEFC since 2001.
Age 42                                                                Former Chief Investment
                                                                      Officer and Managing
                                                                      Director, Zurich Scudder
                                                                      Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

*** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
26   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Roszell, who is vice president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with Fund and    Principal occupation        Other directorships
address,                               length of service              during past five years
age
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Jeffrey P. Fox                         Treasurer since 2002           Vice President -
50005 AXP Financial Center                                            Investment Accounting,
Minneapolis, MN 55474                                                 AEFC, since 2002; Vice
Age 48                                                                President - Finance,
                                                                      American Express Company,
                                                                      2000-2002; Vice President
                                                                      - Corporate Controller,
                                                                      AEFC, 1996-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Paula R. Meyer                         President since 2002           Senior Vice President and
596 AXP Financial Center                                              General Manager - Mutual
Minneapolis, MN 55474                                                 Funds, AEFC, since 2002;
Age 49                                                                Vice President and
                                                                      Managing Director -
                                                                      American Express Funds,
                                                                      AEFC, 2000-2002; Vice
                                                                      President, AEFC, 1998-2000
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice President, General        President of Board
901 S. Marquette Ave.                  Counsel, and Secretary since   Services Corporation
Minneapolis, MN 55402                  1978
Age 64
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

--------------------------------------------------------------------------------
27   --   AXP UTILITIES FUND   --   2003 ANNUAL REPORT

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities can be found in the Fund's Statement of Additional Information (SAI) which is available (i) without charge, upon request, by calling toll-free (800) 862-7919; (ii) on the American Express Company Web site at americanexpress.com/funds; and (iii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

--------------------------------------------------------------------------------
(logo)
AMERICAN
 EXPRESS
(R)
--------------------------------------------------------------------------------

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

           (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

           (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.    Principal Accountant Fees and Services.  Not applicable.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Sector Series, Inc.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          November 5, 2003


By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          November 5, 2003